Execution Copy

                             AMARIN CORPORATION PLC
                                 7 CURZON STREET
                                 LONDON W1J 5HG

                                                            As of March 29, 2006

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

                                 Restricted ADSs

Ladies and Gentlemen:

            Reference is made to the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No.1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the "Deposit Agreement"), by and among Amarin Corporation plc (formerly known as "Ethical Holdings plc"), a corporation organized and existing under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Receipts ("ADRs") evidencing American Depositary Shares ("ADSs") issued thereunder. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement.

            The Company wishes establish a procedure to enable owners of its ordinary shares, par value (pound)0.05 per share (the "Shares"), that constitute "Restricted Securities" (as hereinafter defined and hereinafter used as so defined) to hold such Shares in the form of ADSs and the Company may wish to identify certain owners of Shares (directly or indirectly) that are Restricted Securities (collectively, the "Share Owners"). The Company wishes to provide for the issuance of ADSs representing Shares that are Restricted Securities provided
(a) the terms of deposit of such Shares and the ownership of ADSs by the Share Owners neither (i) prejudice any substantial rights of existing Holders of ADSs under the Deposit Agreement nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the Depositary agrees to supplement the terms of the Deposit Agreement to accommodate a deposit of such Shares by the Share Owners.

      The purpose and intent of this Letter Agreement (the "Letter Agreement") is to supplement the Deposit Agreement for the purpose of accommodating the (i) issuance of "Restricted ADSs" (as hereinafter defined and hereinafter used as so defined) at the request of the Company from time to time, (ii) the transfer and sale of Restricted ADSs and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that this Letter Agreement shall be filed as an exhibit under Item 3(c) of Form F-6 under the Securities

Act of 1933, as amended (the "Securities Act"), to the next Registration Statement on Form F-6 filed with the Commission in respect of the ADSs after the execution of this Letter Agreement.

            For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

            1. Authority to Issue Restricted ADSs. The Deposit Agreement is hereby supplemented to authorize the Depositary to establish, under the terms of the Deposit Agreement and upon the written request and at the expense of the Company, procedures enabling the deposit of Shares that constitute Restricted Securities into the depositary receipts facility in order to permit the Share Owners (such Shares, the "Restricted Shares" to hold their ownership interests in such Restricted Shares in the form of ADSs issued under the terms of the Deposit Agreement as supplemented hereby. The Depositary agrees to establish procedures permitting the deposit of Restricted Shares into the depositary receipts facility and the issuance of ADSs representing deposited Restricted Shares (such ADSs, the "Restricted ADSs", and the ADRs evidencing such Restricted ADSs, the "Restricted ADRs"), upon receipt of a written request from the Company to accept certain specified Restricted Shares for deposit or as otherwise set forth in this Letter Agreement. The Company agrees to assist the Depositary in the establishment of such procedures and agrees that it shall take all steps reasonably requested by the Depositary to ensure that the establishment of such procedures does not prejudice any substantial rights of existing Holders of ADSs and does not violate the provisions of the Securities Act or any other applicable laws, rules or administrative positions applicable to the ADSs including, without limitation, by entering into letter agreements with the Depositary (each a "Supplemental Letter Agreement") to set forth the specific terms of the procedures applicable to any specific deposit of Restricted Shares and issuance and transfer of Restricted ADSs. The provisions of this Letter Agreement shall apply to each tranche of Restricted ADSs and the Restricted ADRs evidencing such Restricted ADSs. Each Supplemental Letter Agreement shall apply only to the tranche of Restricted ADSs and the Restricted ADRs evidencing such Restricted ADSs to which such Supplemental Letter Agreement specifically relates. In the event that any conflict or inconsistency exists between the terms of this Letter Agreement and the terms of any Supplemental Letter Agreement, unless expressly agreed to in writing by the parties in such Supplemental Letter Agreement, the terms of this Letter Agreement shall be controlling.

            Notwithstanding any other provisions of this Letter Agreement, the depositors of the Restricted Shares and the holders of the Restricted ADSs may be required to provide such additional written certifications, agreements or other documents as the Depositary or the Company may deem reasonably necessary or reasonably appropriate prior to (i) the deposit of Restricted Shares, (ii) the transfer and sale of the Restricted ADRs and the Restricted ADSs evidenced thereby, (iii) the removal of the transfer and other restrictions with respect to Restricted ADSs/Restricted ADRs in order to create unrestricted ADSs/ ADRs, or (iv) the withdrawal of the Restricted Shares represented by Restricted ADSs. The Company shall provide to the Depositary in writing the legend(s) to be affixed to the Restricted ADRs, which legend(s) shall (i) be in a form reasonably satisfactory to the Depositary and (ii) set forth the specific circumstances under which the Restricted ADRs and the Restricted ADSs evidenced thereby may be transferred or sold, and the Restricted Shares withdrawn.

            Each tranche of Restricted ADSs issued upon the deposit of Restricted Shares shall be separately identified on the books of the Depositary under a unique CUSIP Number and the Restricted Shares on deposit in respect of any tranche of Restricted ADSs shall be held separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of (i) the ADSs issued under the Deposit Agreement that are not Restricted ADSs, and (ii) the Restricted ADSs of any separate tranche. Notwithstanding any other provisions of this Letter Agreement or any provisions of the Deposit Agreement to the contrary, each of the Restricted ADRs evidencing Restricted ADSs will be substantially in the form attached hereto as Exhibit B (the "Form of Restricted ADR"), and shall be registered initially in the name of the Share Owner or a person designated by the Share Owner to hold the Restricted ADR for the benefit of the such Share Owner, except, in each case, as the Depositary and the Company may otherwise agree in writing.

            The Restricted Shares and the Restricted ADSs shall not be eligible for the prerelease transactions set forth in Section 5.11 of the Deposit Agreement. The Restricted ADSs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, The Depository Trust Company ("DTC"). The Restricted ADSs shall not in any way be fungible with the ADSs that are not Restricted ADSs issued under the terms of the Deposit Agreement. Except as set forth in this Letter Agreement and except as required by applicable law, the Restricted ADRs and the Restricted ADSs evidenced thereby shall be subject to the terms of the Deposit Agreement and shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADRs and ADSs, respectively, issued and outstanding under, the terms of the Deposit Agreement. In the event that, in determining the rights and obligations of parties hereto or any holder of Restricted ADSs, any conflict arises between
(a) the terms of the Deposit Agreement and (b) the terms of this Letter Agreement, the terms and conditions set forth in this Letter Agreement shall be controlling and shall govern the rights and obligations of the parties pertaining to the deposited Restricted Shares, the applicable Restricted ADSs and the applicable Restricted ADRs.

            The term "Restricted Securities" when used herein shall mean Shares (and any ADSs representing such Shares) which (i) have been acquired directly or indirectly from the Company or any of its Affiliates (as defined in Rule 144 under the Securities Act and hereinafter used as so defined) in a transaction or chain of transactions not involving any public offering and are subject to resale limitations under the Securities Act or the rules issued thereunder, or
(ii) are held by an officer or director (or persons performing similar functions) or other Affiliate of the Company, or (iii) are subject to other restrictions on sale or deposit, including, without limitation, restrictions on sale or deposit under the laws of the United States, England, or under any agreement applicable to the Shares and/or to the owner of such Shares, or the Articles of Association of the Company or under the regulations of an applicable securities exchange unless, in each case, such Shares (and any ADSs representing such Shares) are being transferred or sold to persons other than an Affiliate of the Company in a transaction (a) covered by an effective registration statement under the Securities Act, or (b) exempt from the registration requirements of the Securities Act and the Shares (and any ADSs representing such Shares) are not, when held by such person(s), otherwise Restricted Securities.

            2. Share Owner Deposits. The Company hereby consents, under Section
2.02 of the Deposit Agreement and Section 1 of this Letter Agreement, to the deposit by the Share Owners (the list of Share Owners attached hereto as Exhibit

A, the "List of Initial Share Owners") of 26,940,098 Restricted Shares and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs (CUSIP No.: 0231119E9) in respect thereof, upon the terms of this Letter Agreement, to the Share Owners or their respective designees specified therein. The Restricted ADSs described in the immediately preceding sentence, the Restricted Shares represented thereby, the Restricted ADRs evidencing such Restricted ADSs and the Share Owners specified on the List of Initial Share Owners are referred to herein as the "Designated Restricted ADSs", the "Designated Shares", the "Designated Restricted ADRs", and the "Designated Shareholders", respectively.

            In furtherance of the foregoing, the Company requests the Depositary, and the Depositary agrees upon the terms and subject to the conditions set forth in this Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Shares with the Custodian by Share Owners (or their designees, including as specified in the List of Initial Shareholders) in order to enable the issuance and delivery by the Depositary to the Share Owners (or their designees) of Restricted ADRs evidencing Restricted ADSs issued under the terms of this Letter Agreement or any Supplemental Letter Agreement, and (y) the transfer of the Restricted ADSs, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement and any such Supplemental Letter Agreement, and (ii) issue Restricted ADSs evidenced by Restricted ADRs and to deliver such Restricted ADRs, in each case upon the terms set forth herein and any applicable Supplemental Letter Agreement, including, without limitation, the terms and conditions set forth in Section 1 hereof.

            The Company and the Depositary hereby acknowledge and agree that for all purposes under Section 4.07 of the Deposit Agreement, the Holders of Restricted ADSs shall be treated as Holders of ADSs and the voting instructions of Holders of Restricted ADSs shall be considered voting instructions received from Instructing Holders (as defined in Section 4.07 of the Deposit Agreement).

            3. Company Assistance.

            (a) The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by the Share Owners of Restricted Shares, the issuance of Restricted ADSs to the Share Owners or their respective listed designees, the delivery of Restricted ADRs to the Share Owners or their respective listed designees, the transfer of Restricted ADSs by the Share Owners, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of Restricted Shares, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of Restricted Shares, the issuance of Restricted ADSs, the issuance and delivery of Restricted ADRs, the transfer of Restricted ADSs, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of Restricted Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders of ADSs and do not violate the provisions of the Securities Act or any other applicable laws, rules or administrative positions.

In furtherance of the foregoing, at the time of the execution of this Letter Agreement and each Supplemental Letter Agreement, the Company shall cause (A) its U.S. counsel to deliver an opinion to the Depositary stating that the deposit of the Shares by the Share Owners and the issuance and delivery of the Restricted ADSs to the Share Owners (or their designees), in each case upon the terms contemplated herein or therein, do not require registration under the Securities Act, (B) its English counsel (which may be in-house counsel to the Company) to deliver an opinion to the Depositary as to English law stating, subject to such customary assumptions and reservations as they shall consider necessary or appropriate, that (i) the Company has duly authorised, executed and delivered the Letter Agreement or the Supplemental Letter Agreement, as applicable, (ii) the Letter Agreement or the Supplemental Letter Agreement, as applicable is a valid and binding agreement of the Company, (iii) the Company has the necessary corporate power and authority to exercise its rights and perform its obligations contained therein, (iv) the indemnity given by the Company in the Letter Agreement or the Supplemental Letter Agreement, as applicable, is an enforceable obligation of the Company and (v) the agreement in the Letter Agreement or the Supplemental Letter Agreement, as applicable, to permit the deposit of Shares constituting Restricted Securities into the depositary receipts facility in order to permit the Share Owners to hold their ownership interests in such Shares in the form of Restricted ADSs does not, by reason of the Shares being Restricted Securities, violate any English corporate or securities laws, and (C) an officer of the Company to deliver a certificate stating that (i) none of the terms of this Letter Agreement or the Supplemental Letter Agreement, as applicable, and none of the transactions contemplated therein, conflict with any agreement to which the Company is a party, (ii) the Shares being deposited are free of all liens, security interests and encumbrances that have been noted in the Company's share register, and (iii) all governmental approvals, permits, consents and authorizations known by the Company to be required to be obtained by it in England for the transactions contemplated in the Letter Agreement or the Supplemental Letter Agreement, as applicable, have been obtained and are in full force and effect.

            (b) In addition, (I) as soon as practicable after the date that a registration statement under the Securities Act covering the resale of any of the Restricted Shares has been declared effective by the Commission, the Company may cause its U.S. counsel to deliver an opinion to the Depositary stating that the resale of such Restricted Shares is covered by a registration statement under the Securities Act that has been declared effective by the Commission and
(II) in the event that the effectiveness of such registration statement referred to in (I) above has been terminated or suspended, the Company shall immediately
(i) notify the Depositary in writing of such suspension or termination and (ii) instruct the Depositary as to the actions to be taken in respect of the Restricted Shares and the Restricted ADSs affected by such suspension or termination.

            4. Limitations on Issuance of Desi2nated Restricted ADSs. In connection with the transactions contemplated in Section 2 above, the Company hereby instructs the Depositary, and the Depositary hereby agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Designated Restricted ADSs only (x) upon receipt of (i) the requisite number of Designated Shares, (ii) the opinions of counsel and certificate identified in Section 3(b) hereof, and (iii) confirmation of the payment by the Company of the applicable UK stamp duty taxes payable upon the deposit of the Designated Shares, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the Holder(s) of the Designated Restricted ADSs.

            5. Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that effect. The Designated Restricted ADRs shall contain the following legend:

           "THIS RESTRICTED AMERICAN DEPOSITARY RECEIPT ("RESTRICTED ADR"), THE
            RESTRICTED AMERICAN DEPOSITARY SHARES ("RESTRICTED ADSs") EVIDENCED HEREBY AND THE UNDERLYING RESTRICTED SHARES ("RESTRICTED SHARES") OF THE COMPANY ARE SUBJECT TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF MARCH 29, 2006 (THE "LETTER AGREEMENT"), AND THE DEPOSIT AGREEMENT, DATED AS OF MARCH 29, 1993, AS AMENDED (AS SO AMENDED, THE "DEPOSIT AGREEMENT"). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

            HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs EVIDENCED BY THIS RESTRICTED ADR BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THIS CERTIFICATE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO
            (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS.

            AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF THE DEPOSITARY AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH (i) A RESALE CERTIFICATION IN THE FORM ATTACHED TO THE LETTER AGREEMENT, AND (ii) UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THE SECURITIES, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF

            RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE LETTER AGREEMENT. THE FORM OF WITHDRAWAL CERTIFICATION AND RESALE CERTIFICATION MAY BE OBTAINED FROM THE DEPOSITARY UPON REQUEST.

            THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THESE SECURITIES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST."

            6. Limitations on Transfer and Cancellation of Restricted ADSs. The Restricted ADSs shall be transferable and eligible for cancellation only (i) in the circumstances described in Sections 7, 8, 9 and 10 below, or (ii) as otherwise contemplated in a Supplemental Letter Agreement. Transfers or cancellations described in clause (ii) above shall, unless otherwise specified in the applicable Supplemental Letter Agreement, also require the delivery to the Depositary, (x) all applicable documentation otherwise contemplated by the Deposit Agreement, this Letter Agreement and the Restricted ADR evidencing the Restricted ADSs (including, without limitation, signature guarantees and opinions of U.S. counsel), and (y) such other documents as may reasonably be requested by the Depositary under the terms of the applicable Supplemental Letter Agreement.

            7. Limitations On Cancellation of Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a Supplemental Letter Agreement, not to release any Restricted Shares or cancel any Restricted ADSs for the purpose of withdrawing the underlying Restricted Shares unless (i) the conditions applicable to the withdrawal of Restricted Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, the Depositary's receipt of the Restricted ADRs (duly endorsed and accompanied by the requisite signature guarantees, if so required under the terms of the Deposit Agreement) evidencing such Restricted ADSs and the applicable ADS cancellation fees payable under the terms of the Deposit Agreement, and (ii) the Depositary shall have received from the person requesting the withdrawal of the Restricted Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (such certification, a "Withdrawal Certification").

            8. Exchange of Restricted ADSs for ADSs Upon Resale Covered by a Resale Registration Statement. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a Supplemental Letter

Agreement, to cancel Restricted ADRs and the Restricted ADSs evidenced thereby and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) such Restricted ADRs (duly endorsed and accompanied by the requisite signature guarantees, if so required under the terms of the Deposit Agreement), and (ii) a duly completed and signed Resale Certification and Issuance Instruction with respect to such Restricted ADSs, substantially in the form attached hereto as Exhibit D (the "Resale Certification and Issuance Instruction"), if the Depositary (x) shall prior thereto have received the opinion of counsel specified in Section 3( c )(I) and (y) shall not prior thereto have received notification from the Company described in Section 3(c)(II) above (or, after having received such notification, have received from the Company a notification that the suspension referenced in a prior notice has been lifted).

            9. Exchange of Restricted ADSs for ADSs Pursuant to Rule 144(k). The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a Supplemental Letter Agreement, to cancel Restricted ADRs and the Restricted ADSs evidenced thereby and to issue and deliver freely transferable ADSs in respect thereof, upon receipt of (i) such Restricted ADRs (duly endorsed and accompanied by the requisite signature guarantees, if so required under the terms of the Deposit Agreement), (ii) a duly completed and signed Resale Certification and Issuance Instruction containing representations of the transferor relating to the transfer of ADSs pursuant to Rule 144(k) of the Securities Act, if prior thereto, the Depositary shall have received a legal opinion of U.S. counsel reasonably satisfactory to the Depositary stating that as of the date thereof a resale satisfying the conditions enumerated in Rule 144(k) of the Securities Act is exempt from registration under the Securities Act and that the ADSs, upon transfer, will not be Restricted Securities.

            10. Transfers and Cancellations of Restricted ADSs in Circumstances Not Covered by Sections 7, 8 or 9. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a Supplemental Letter Agreement, to cancel Restricted ADRs and the Restricted ADSs evidenced thereby and to issue and deliver freely transferable ADSs (or Shares, if applicable) in respect thereof in circumstances not covered by Sections 7, 8 or 9, only (x) upon receipt of (i) such Restricted ADRs (duly endorsed and accompanied by the requisite signature guarantees, if so required under the terms of the Deposit Agreement), (ii) a legal opinion of the Restricted ADR owner's U.S. counsel stating that the transfer is exempt from registration under the Securities Act and that the ADSs (or Shares, if applicable), upon transfer, will not be Restricted Securities, and (iii) in the case of a transfer to a purchaser who will receive freely transferable ADSs, a duly completed and signed Resale Certification and Issuance Instruction containing the applicable representations of the transferor, and (y) in the case of cancellation of Restricted ADSs, if the conditions for cancellation of ADSs and withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied upon receipt of a duly completed withdrawal certification (containing such terms and conditions as the Company and Depositary may agree are reasonably necessary for the cancellation being contemplated).

            11. Fungibility. Except as contemplated herein and in the applicable Restricted ADR evidencing the Restricted ADSs and except as required by applicable law, the Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, respectively. Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

            12. Certain Fees. In connection with the establishment and maintenance by the Depositary of the Restricted ADS facility contemplated herein, the Company and the Depositary have entered into a separate letter agreement covering the Depositary's fees and reimbursable expenses.

            13. Representations and Warranties. The Company hereby represents and warrants that (a) the Designated Shares being deposited by the Share Owners for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, and (b) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement. Such representations and warranties shall survive the deposit of the Designated Shares and the issuance of the Designated Restricted ADSs.

            14. Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification and other provisions of Section 5.08 of the Deposit Agreement shall apply to the acceptance of Restricted Shares, including, without limitation, Designated Shares for deposit, the issuance of Restricted ADSs, including, without limitation, Designated Restricted ADSs, the delivery of Restricted ADRs, including, without limitation, the Designated Restricted ADRs, the transfer of such Restricted ADRs and of the Restricted ADSs evidenced thereby, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/ADRs/Restricted ADSs/Restricted ADRs, and the withdrawal of Restricted Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

            This Letter Agreement shall be interpreted and all the rights and obligations hereunder shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

            The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

                                                     CITIBANK, N.A.
                                                     as Depositary


                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

                                                     AMARIN CORPORATION PLC


                                                     By: /s/ Alan Cooke
                                                         -----------------------
                                                         Name:  ALAN COOKE
                                                         Title: CFO


EXHIBITS

      A     List of Initial Share Owners
      B     Form of Restricted ADR
      C     Withdrawal Certification
      D     Resale Certification and Instruction Letter

            The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

                                                     CITIBANK, N.A.
                                                     as Depositary


                                                     By: /s/ Paul Martin
                                                         -----------------------
                                                         Name:  PAUL MARTIN
                                                         Title: VICE PRESIDENT

                                                     AMARIN CORPORATION PLC


                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

EXHIBITS

      A     List of Initial Share Owners
      B     Form of Restricted ADR
      C     Withdrawal Certification
      D     Resale Certification and Instruction Letter

                                    EXHIBIT A
                                       to
                  Letter Agreement, dated as of March 29, 2006
                    (the "Letter Agreement"), by and between
                             Amarin Corporation plc
                                       and
                                 Citibank, N.A.

                             -----------------------

                          LIST OF INITIAL SHARE OWNERS

                             -----------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Number of
                                                    Nominee Name of Share                                           Designated
                                                    Owner (if                                                       Restricted
        Name of Share Owner                         applicable)(1)            Address of Share Owner                Shares Owned
--------------------------------------------------------------------------------------------------------------------------------
Southpoint Fund LP                                                            623 Fifth Avenue - 25th Floor              721,470
                                                                              New York, NY 10022, USA
--------------------------------------------------------------------------------------------------------------------------------
Southpoint Qualified Fund LP                                                  623 Fifth Avenue - 25th Floor            3,120,649
                                                                              New York, NY 10022, USA
--------------------------------------------------------------------------------------------------------------------------------
Southpoint Offshore Operating Fund LP                                         623 Fifth Avenue - 25th Floor            3,583,624
                                                                              New York, NY 10022, USA
--------------------------------------------------------------------------------------------------------------------------------
Bloxham Nominees Ltd                                                          2-3 Exchange Place                       3,090,000
                                                                              IFSC House
                                                                              Dublin 1, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Fort Mason Partners, L.P.                                                     456 Montgomery Street -                    150,743
                                                                              22nd floor
                                                                              San Francisco, CA 94115, USA
--------------------------------------------------------------------------------------------------------------------------------
Fort Mason Master, LP                                                         456 Montgomery Street -                  2,324,505
                                                                              22nd floor
                                                                              San Francisco, CA 94115, USA
--------------------------------------------------------------------------------------------------------------------------------
Biotechnology Value Fund, L.P.                                                1 Sansome Street - 39th Floor              801,980
                                                                              San Francisco, CA 94104, USA
--------------------------------------------------------------------------------------------------------------------------------
Biotechnology Value Fund II, L.P.                                             1 Sansome Street - 39th Floor              504,950
                                                                              San Francisco, CA 94104, USA
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) Share Owners located outside the U.S. may designate a nominee to be the registered holder of the Restricted ADRs.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Number of
                                                    Nominee Name of Share                                           Designated
                                                    Owner (if                                                       Restricted
        Name of Share Owner                         applicable)(1)            Address of Share Owner                Shares Owned
--------------------------------------------------------------------------------------------------------------------------------
BVF Investments L.L.C.                                                        1 Sansome Street - 39th Floor          1,485,149
                                                                              San Francisco, CA 94104, USA
--------------------------------------------------------------------------------------------------------------------------------
Investment 10, L.L.C.                                                         1 Sansome Street - 39th Floor            178,218
                                                                              San Francisco, CA 94104, USA
--------------------------------------------------------------------------------------------------------------------------------
Domain Public Equity Partners, L.P.                                           One Palmer Square - Suite 515          1,485,149
                                                                              Princeton, NJ 08542
--------------------------------------------------------------------------------------------------------------------------------
Simon G. Kukes                                                                ZAO Samar-Nafia 4                      1,485,149
                                                                              Smolensky Boulevard
                                                                              Moscow 119034, Russia
--------------------------------------------------------------------------------------------------------------------------------
IIU Nominees Limited                                                          IFSC House                               693,069
                                                                              Custom House Quay
                                                                              Dublin 1, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Enable Opportunity Partners L.P.                                              One Ferry Building - Suite 255            99,010
                                                                              San Francisco, CA 94111, USA
--------------------------------------------------------------------------------------------------------------------------------
Enable Growth Partners L.P.                                                   One Ferry Building - Suite 255           396,040
                                                                              San Francisco, CA 94111, USA
--------------------------------------------------------------------------------------------------------------------------------
Sunninghill Limited                                                           Kleinwort Benson House West              648,515
                                                                              Centre
                                                                              St. Helier
                                                                              Jersey JE4 8PQ, Channel Islands
--------------------------------------------------------------------------------------------------------------------------------
Lyrical Opportunity Partners, L.P.                                            152 W. 57th Street - 33rd                396,040
                                                                              Floor
                                                                              New York, NY 10019 USA
--------------------------------------------------------------------------------------------------------------------------------
Lyrical Multi-Manager Offshore Fund, Ltd.                                     152 W. 57th Street - 33rd                297,030
                                                                              Floor
                                                                              New York, NY 10019 USA
--------------------------------------------------------------------------------------------------------------------------------
Lyrical Multi-Manager Fund, L.P.                                              152 W. 57th Street - 33rd                396,040
                                                                              Floor
                                                                              New York, NY 10019 USA
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey Keswin                                                                152 W. 57th Street - 33rd                742,574
                                                                              Floor
                                                                              New York, NY 10019 USA
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Number of
                                                    Nominee Name of Share                                           Designated
                                                    Owner (if                                                       Restricted
        Name of Share Owner                         applicable)(1)            Address of Share Owner                Shares Owned
--------------------------------------------------------------------------------------------------------------------------------
Amarin Investment Holdings Limited                                            Clarendon House                          594,059
                                                                              2 Church Street
                                                                              Hamilton MH11, Bermuda
--------------------------------------------------------------------------------------------------------------------------------
Nite Capital, L.P.                                                            100 E. Cook Avenue                       297,030
                                                                              Suite 201
                                                                              Libertyville, IL 60048, USA
--------------------------------------------------------------------------------------------------------------------------------
Focus Global Fund                                                             1 North Wall Quay                        247,525
                                                                              IFSC
                                                                              Dublin 1, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Davy Crest Nominees, Ltd.                                                     Davy House                               250,000
                                                                              49 Dawson Street
                                                                              Dublin 1, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Peter F. Levonowich c/o Petroval                                              84 Avenue Louis Casai                    198,020
                                                                              1216 Cointrin
                                                                              Geneva, Switzerland
--------------------------------------------------------------------------------------------------------------------------------
Seamus Mulligan                                                               Woodlands, Barry More                    148,515
                                                                              Athlone, Ireland
--------------------------------------------------------------------------------------------------------------------------------
David Brabazon                                                                47 Mount Prospect Avenue                 175,000
                                                                              Clontarf
                                                                              Dublin 3, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Michael Walsh                                                                 IIU                                      108,911
                                                                              IFSC House
                                                                              Custom House Quay
                                                                              Dublin 1, Ireland
--------------------------------------------------------------------------------------------------------------------------------
John Groom                                                                    Mardleybury Manor                        157,426
                                                                              Wolmer Green
                                                                              Knebworth, Herts SG3 6LU
--------------------------------------------------------------------------------------------------------------------------------
The Jacob Tal Living Trust                                                    PO Box 7269                               99,010
                                                                              Reno, NV 89510 USA
--------------------------------------------------------------------------------------------------------------------------------
Monarch Capital Fund Ltd.                                                     Harbour House, 2nd Floor                  99,010
                                                                              Waterfront Drive
                                                                              Road Town
                                                                              Tortola, British Virgin
                                                                              Islands
--------------------------------------------------------------------------------------------------------------------------------
Tiarnan O'Mahoney.                                                            Glen Pines                                98,986
                                                                              Old Lone Hill Road
                                                                              Enniskerry Co
                                                                              Wicklow, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Mayoran Ltd.                                                                  HMYASDIM                                  79,178
                                                                              Ramot Hshvim, Israel
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Number of
                                                    Nominee Name of Share                                           Designated
                                                    Owner (if                                                       Restricted
        Name of Share Owner                         applicable)(1)            Address of Share Owner                Shares Owned
--------------------------------------------------------------------------------------------------------------------------------
Ori Shilo                                                                     12 Dufna SA,                               65,647
                                                                              Tel Aviv 64926
                                                                              Israel
--------------------------------------------------------------------------------------------------------------------------------
Eunan Maguire                                                                 Montserrat Torquay Road                    49,505
                                                                              Foxrock
                                                                              Dublin 18 Ireland
--------------------------------------------------------------------------------------------------------------------------------
David Hurley                                                                  Silvermere                                 49,505
                                                                              Killiney Heath
                                                                              Killiney, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Shane M. Cooke                                                                Kirriemuir                                 49,505
                                                                              Stilorgan Park
                                                                              Dublin 6, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Alan Cooke                                                                    60 Sandford Road                           44,554
                                                                              Ranelagh
                                                                              Dublin 6, Ireland
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Number of
                                                    Nominee Name of Share                                           Designated
                                                    Owner (if                                                       Restricted
        Name of Share Owner                         applicable)(1)            Address of Share Owner                Shares Owned
--------------------------------------------------------------------------------------------------------------------------------
Tom Maher                                                                     Rear of 66 Trintonville Road                19,802
                                                                              Sandymount
                                                                              Dublin 4, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Nigel Clerkin                                                                 18 Lower Beechwood                           9,901
                                                                              Avenue
                                                                              Dublin 6, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Emer Reynolds                                                                 31 Churchfields                              9,901
                                                                              Milltown
                                                                              Dublin 14, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Kevin Insley                                                                  102 St. James Court                        100,000
                                                                              Flatts
                                                                              Smiths Fl-04
                                                                              Bermuda
--------------------------------------------------------------------------------------------------------------------------------
ProSeed Capital Holdings CVA                                                  Vlierbeekberg                               24,752
                                                                              107
                                                                              3090 Overijse, Belgium
--------------------------------------------------------------------------------------------------------------------------------
Robert Butler                                                                 105 Henry Street                           500,000
                                                                              Limerick, Ireland
--------------------------------------------------------------------------------------------------------------------------------
Richard Stewart                                                               28 St. Georges Road                         24,752
                                                                              Twickenham
                                                                              London TW1 1QP
                                                                              England
--------------------------------------------------------------------------------------------------------------------------------
Dr. Thomas Anthony Ryan                                                       Park Palace, Block B                       800,000
                                                                              6 Impasse de la Fountaine
                                                                              Monte Carlo 98000
                                                                              Monacoville
--------------------------------------------------------------------------------------------------------------------------------
Richard Strappe                                                               Mount Judkin                                40,000
                                                                              Cashel Co. Tipperary
                                                                              Republic of Ireland
--------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                                       to
                  Letter Agreement, dated as of March 29, 2006
                    (the "Letter Agreement"), by and between
                             Amarin Corporation plc
                                       and
                                 Citibank, N.A.

                              _____________________

                             FORM OF RESTRICTED ADR

                              _____________________

                                [to be attached]

        [NOTE, THE FORM OF ADR WILL CONSIST OF EITHER THE PRE-PRINTED ADR
            CERTIFICATED WITH THE LEGEND PRINTED OVER OR SAFETY PAPER
                                  CERTIFICATE]

                                    EXHIBIT C
                                       to
                  Letter Agreement, dated as of March 29, 2006
                    (the "Letter Agreement"), by and between
                             Amarin Corporation plc
                                       and
                                 Citibank, N.A.

                           __________________________

                            WITHDRAWAL CERTIFICATION

                           __________________________

                                                     ____________________,______

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor/Zone 8 New
York, New York 10043


Attn.: Broker Services

                  Amarin Corporation plc (Cusip No.: 0231119E9)

Dear Sirs:

            Reference is hereby made to (i) the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No. I to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the "Deposit Agreement"), by and among Amarin Corporation plc (formerly known as "Ethical Holdings plc"), a corporation organized and existing under the laws of England (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Receipts (the "ADRs") evidencing by American Depositary Shares ("ADSs") issued thereunder, and (ii) the Letter Agreement, dated as of March 29, 2006 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

            This Withdrawal Certification is being furnished in connection with the withdrawal of Shares (as defined in the Letter Agreement) upon surrender of Restricted ADSs (as defined in the Letter Agreement) to the Depositary.

            (A) We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Shares represented thereby have not been registered under the Securities Act; and

            (B) We certify that we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will sell the Shares in compliance with the requirements of the U.S. securities laws (including, without limitation, the applicable laws of the states of the United States), and we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will not deposit, or cause to be deposited, such Shares into any depositary receipts facility established or maintained by a depositary bank other than a restricted facility established and maintained for such purpose.

                                                     Very truly yours,

                                                     [NAME OF CERTIFYING ENTITY]


                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:
                                                         Date:

                                    EXHIBIT D
                                       to
                  Letter Agreement, dated as of March 29, 2006
                    (the "Letter Agreement"), by and between
                             Amarin Corporation plc
                                       and
                                 CITIBANK, N.A.

                             ______________________

                   RESALE CERTIFICATION AND INSTRUCTION LETTER

                             ______________________

                                                        _________________,______

Citibank, N.A., as Depositary
c/o Agency & Trust Department III Wall
Street, 15th Floor/Zone 8 New York, New
York 10043

Attn.: Broker Services

                  Amarin Corporation plc (Cusip No.: 0231119E9)

Dear Sirs:

            Reference is hereby made to (i) the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the "Deposit Agreement"), by and among Amarin Corporation plc (formerly known as "Ethical Holdings plc"), a corporation organized and existing under the laws of England (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Receipts (the "ADRs") evidencing by American Depositary Shares ("ADSs") issued thereunder, and (ii) the Letter Agreement, dated as of March 29, 2006 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

            This Resale Certification is being provided in connection with our request to the Depositary to transfer __________________(insert number) of Restricted ADSs (CDSIP No.: 0231119E9) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the "Sale").

            The undersigned certifies that (please check appropriate box below):

            * |_| Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not "Restricted Securities" (as defined in the Letter Agreement), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act,

                                       OR

            * |_| Sale Exempt from Registration (Rule 144(k) sales only): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not (x) held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least two years has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company,

                                       OR

            ** |_| Sale Exempt from Registration (Sales Other than Pursuant to Rule 144(k)): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not "Restricted Securities" (as defined in the Letter Agreement.

----------
* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

** The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Restricted ADS holder.

            The undersigned hereby requests that the Depositary: (i) accept, for the issuance of ADSs, the surrender of

                   Restricted ADR(s) (Certificate Number(s)):


                  ____________________________________________


                                   evidencing


                  ____________________________________________
                  Restricted ADSs (CUSIP No.: 02231119E9), and

(ii) following confirmation of receipt by the Depositary of the surrender of the Restricted ADR(s) provided for in (i) above, issue and deliver "free" the following number of ADSs:

                             ______________________
                             (CUSIP No.: 023111107)

to the person(s) identified below:

      1. If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

             -------------------------------------------------------------------
             Name of DTC Participant acting for
             undersigned:
             -------------------------------------------------------------------
             DTC Participant Account No.:
             -------------------------------------------------------------------
             Account No. for undersigned at DTC
             Participant (f/b/o information):
             -------------------------------------------------------------------
             Onward Delivery Instructions of undersigned:
             -------------------------------------------------------------------
             Contact person at DTC Participant:
             -------------------------------------------------------------------
             Daytime telephone number of contact person at
             DTC Participant:
             -------------------------------------------------------------------

      2. If ADSs are to be issued delivered in the form of an ADR:

             -------------------------------------------------------------------
             Name of Purchaser:
             -------------------------------------------------------------------
             Street Address:
             -------------------------------------------------------------------
             City, State, and Country:
             -------------------------------------------------------------------
             Nationality:
             -------------------------------------------------------------------
             Social Security or Tax
             Identification Number:
             -------------------------------------------------------------------

            The undersigned hereby instructs the Depositary to cancel the enclosed Restricted ADR evidencing the Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to reissue a Restricted ADR evidencing the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale.

                                                 [NAME OF CERTIFYING OWNER]


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title


Signature Guarantee:


-------------------------------                      ---------------------------
                                                     Name:
                                                     Title